Exhibit 99.1

ETHZilla Becomes Forum in Next Step of Strategic Evolution Toward Institutional-Grade Real-World Asset Tokenization

Company Expects to Begin Trading on Nasdaq Under New Ticker Symbol “FRMM” on March 2, 2026

PALM BEACH, Fla., Feb. 25, 2026 /PRNewswire/ — ETHZilla Corporation (Nasdaq: ETHZ) today announced that it has updated its corporate name and brand to Forum Markets, Incorporated, doing business as Forum, and that, subject to approval by Nasdaq, its common stock is expected to begin trading on The Nasdaq Capital Market under the ticker symbol “FRMM” upon market open on March 2, 2026. The company’s CUSIP number will remain unchanged, and no action is required from stockholders in relation to this change.

The rebrand marks the next development in the company’s planned strategic evolution into a focused, digital asset platform, connecting traditional capital markets with blockchain-based financial infrastructure.

“Forum represents who we are today—and where we are going,” said McAndrew Rudisill, chairman and chief executive officer. “Forum embodies our belief that the next generation of financial markets will be built around institutional-grade, on-chain products backed by real assets, governed by transparency, and delivered through regulated infrastructure.”

A Natural Evolution of Strategy and Identity

Since launching in August 2025, the company has rapidly executed against a strategy focused on building the infrastructure, partnerships, and asset pipelines necessary to bring real-world assets on chain at institutional scale. During this period, the company established exclusive regulated distribution through Liquidity.io, made strategic equity investments in AI-driven credit and underwriting platforms, and secured access to asset pools across multiple sectors, including auto loans, manufactured housing finance, and aerospace equipment.

As its tokenization strategy has now transitioned to execution, the company believes its new Forum identity better communicates its expanding role as a bridge between traditional finance and blockchain-based capital markets.

“Forum is intentionally enduring and institutional,” said John Kristoff, senior vice president, corporate communications and investor relations. “It represents a meeting place where asset originators, institutional capital, and modern financial infrastructure converge. While we remain strong believers in Ethereum, our focus has evolved from passively holding the asset on our balance sheet to harnessing its full blockchain capabilities to build durable, income-generating products backed by real assets and delivered through compliant, transparent markets.”

Creating the Market Infrastructure for On-Chain Income

Forum’s platform is designed to aggregate, structure, and tokenize high-quality, cash-generating assets that have historically been accessible only to select large institutions. Through its ecosystem of strategic partners and proprietary capabilities, Forum, along with its subsidiaries and partners, is creating a repeatable pipeline to originate and distribute tokenized investment products across multiple asset classes.

The company’s economic model seeks to generate value through four complementary revenue engines: yield generation on assets held prior to tokenization; origination fees from the creation of tokenized investment products; recurring asset management fees as investors hold these assets; and potential transaction-based revenue from secondary market trading.

Executing at Institutional Scale

The transition to Forum aligns with the company’s entry into its next phase of execution, which includes the recently launched Eurus Aero Token I, the anticipated listing of additional tokenized real-world asset products in 2026, continued expansion across asset classes, and deeper engagement with institutional investors.

In support of this strategy, the company recently announced its acquisition of a portfolio of manufactured and modular home loans from Zippy Manufactured Home Credit Fund I L.P., which it plans to tokenize into a cash-flow-generating token. As it broadens into additional asset classes, including real estate–related credit opportunities, Forum aims to define the market structure for on-chain finance and establish the leading platform for institutional-grade tokenized assets.

About Forum

Forum Markets, Incorporated (Nasdaq: ETHZ; expected to change to “FRMM” on March 2, 2026) is a digital asset platform modernizing capital markets through the tokenization of institutional-grade real-world assets on Ethereum. The company structures and brings cash-generating assets onto blockchain-based infrastructure to unlock liquidity, broaden investor access, and enable more efficient primary issuance and secondary market activity. Forum integrates traditional asset management principles with scalable digital market architecture as it builds a new framework for how real-world value is originated, accessed, and traded. For more information, visit www.forum-markets.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the acquisition of the engines, expectations with respect to future performance, including the expected return on invested capital, and growth of Forum; the ability of Forum to execute its plans, undertake tokenization activities and achieve future performance.

Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond Forum’s control, and actual results may differ materially. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “targets,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Applicable risks and uncertainties include, among others, the performance of the Eurus Aero Token I issued by ETHZilla Aerospace LLC (“ETHZilla Aerospace”), including anticipated yields thereof; the Eurus Aero Token I lacking a guarantee by Forum or any other affiliate of ETHZilla Aerospace and there being no recourse to Forum or any other affiliate of ETHZilla Aerospace; failure to realize the anticipated benefits of the tokenization of real-word assets and other risks associated therewith, including litigation, regulatory, and others; failure to realize the anticipated benefits of Forum’s digital asset treasury strategy; Forum’s previously disclosed stock repurchase program; Forum’s ability to achieve profitable operations; risks relating to Forum’s recent acquisitions; expectations regarding the capitalization, resources and ownership structure of Forum; Forum’s digital asset treasury strategy, the digital assets held by Forum, Forum’s current and anticipated yield strategies, including its participation in DeFi protocols and tokenization of real-world assets; fluctuations in the market price of ETH that will impact Forum’s accounting and financial reporting; government regulation of cryptocurrencies; Forum’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Forum’s OTC transactions, including Forum’s ability to repay such facilities, covenants associated therewith and security interests associated therewith, including security interests over certain of our cash and ETH; risks relating to Forum’s previously announced ATM offering, including potential downward pressure on Forum’s stock price associated therewith; risks relating to Forum’s operations and business, including the highly volatile nature of the price of ETH and other cryptocurrencies; the risk that Forum’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which Forum does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving Forum; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and Forum’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in Forum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Forum’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as the supplemental risk factors and other information Forum has or may file with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in Forum’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which Forum holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read Forum’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and Forum undertakes no obligation to update any forward-looking statements except as required by law. Forum’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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